UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 11, 2023

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cushman & Wakefield plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”) on May 11, 2023. A total of 224,059,562 shares, or 98.68% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
1. To elect the Class II Directors listed below:
Brett White	205,203,309	8,256,057	80,629	10,519,567
Jodie McLean	181,659,566	31,817,863	62,566	10,519,567
Billie Williamson	210,211,771	3,250,439	77,785	10,519,567
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	223,112,149	807,694	139,719	—
3. To appoint KPMG LLP as the Company’s U.K. statutory auditor until the Company’s annual meeting in 2024.	223,095,816	798,362	165,384	—
4. To authorize the Audit Committee of the Board of Directors to determine the compensation of KPMG LLP as the Company’s U.K. statutory auditor.	223,133,707	741,406	184,449	—
5. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2022 as disclosed in the Proxy Statement.	210,546,174	2,917,078	76,743	10,519,567
6. To approve, on a non-binding, advisory basis, the director compensation report, which was included as Annex B to the Proxy Statement.	210,856,292	2,590,354	93,349	10,519,567
7. To approve the Company’s amended director compensation policy, which was set out in the director compensation report included as Annex B to the Proxy Statement.	211,414,278	2,030,515	95,202	10,519,567
8. To authorize the Board of Directors to allot new shares in the Company and to grant rights to subscribe for, or convert any security into, ordinary shares of the Company.	176,213,612	47,620,172	225,778	—
9. To authorize, as a special resolution, the Board of Directors to disapply pre-emption rights when the Board of Directors allots ordinary shares of the Company for cash.	176,031,448	47,788,221	239,893	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023

CUSHMAN & WAKEFIELD PLC

By:	/s/ Steven Belew
Name:	Steven Belew
Title:	Interim General Counsel and Corporate Secretary